Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of October 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.7%)
U.S. Government Securities (87.8%)
	United States Treasury Note/Bond	4.500%	8/15/2039	10,000	10,127
	United States Treasury Note/Bond	4.375%	11/15/2039	25,750	25,678
	United States Treasury Note/Bond	1.125%	5/15/2040	50,000	32,158
	United States Treasury Note/Bond	1.125%	8/15/2040	38,200	24,303
	United States Treasury Note/Bond	1.375%	11/15/2040	59,332	39,069
	United States Treasury Note/Bond	1.875%	2/15/2041	63,102	44,711
	United States Treasury Note/Bond	2.250%	5/15/2041	32,500	24,257
	United States Treasury Note/Bond	1.750%	8/15/2041	60,690	41,554
	United States Treasury Note/Bond	2.000%	11/15/2041	52,750	37,368
	United States Treasury Note/Bond	2.375%	2/15/2042	57,200	42,746
	United States Treasury Note/Bond	3.125%	2/15/2042	7,950	6,638
	United States Treasury Note/Bond	3.000%	5/15/2042	18,600	15,200
	United States Treasury Note/Bond	3.250%	5/15/2042	40,780	34,556
	United States Treasury Note/Bond	2.750%	8/15/2042	15,500	12,153
	United States Treasury Note/Bond	3.375%	8/15/2042	41,132	35,335
	United States Treasury Note/Bond	2.750%	11/15/2042	12,200	9,520
	United States Treasury Note/Bond	4.000%	11/15/2042	42,200	39,317
	United States Treasury Note/Bond	3.125%	2/15/2043	33,611	27,641
	United States Treasury Note/Bond	3.875%	2/15/2043	48,825	44,677
	United States Treasury Note/Bond	2.875%	5/15/2043	5,914	4,670
	United States Treasury Note/Bond	3.875%	5/15/2043	36,900	33,705
	United States Treasury Note/Bond	3.625%	8/15/2043	25,670	22,569
	United States Treasury Note/Bond	4.375%	8/15/2043	46,500	45,230
	United States Treasury Note/Bond	3.750%	11/15/2043	36,057	32,213
	United States Treasury Note/Bond	4.750%	11/15/2043	49,900	50,834
	United States Treasury Note/Bond	3.625%	2/15/2044	31,300	27,397
	United States Treasury Note/Bond	4.500%	2/15/2044	43,350	42,735
	United States Treasury Note/Bond	3.375%	5/15/2044	26,900	22,664
	United States Treasury Note/Bond	4.625%	5/15/2044	65,400	65,438
	United States Treasury Note/Bond	3.125%	8/15/2044	24,849	20,097
	United States Treasury Note/Bond	4.125%	8/15/2044	33,300	31,168
	United States Treasury Note/Bond	3.000%	11/15/2044	17,551	13,870
	United States Treasury Note/Bond	4.625%	11/15/2044	51,800	51,733
	United States Treasury Note/Bond	2.500%	2/15/2045	29,600	21,431
	United States Treasury Note/Bond	4.750%	2/15/2045	56,933	57,736
	United States Treasury Note/Bond	3.000%	5/15/2045	3,805	2,991
	United States Treasury Note/Bond	5.000%	5/15/2045	45,000	47,095
	United States Treasury Note/Bond	2.875%	8/15/2045	22,963	17,628
	United States Treasury Note/Bond	4.875%	8/15/2045	12,200	12,566
	United States Treasury Note/Bond	3.000%	11/15/2045	9,100	7,116
	United States Treasury Note/Bond	2.500%	2/15/2046	18,295	13,047
	United States Treasury Note/Bond	2.500%	5/15/2046	25,651	18,229
	United States Treasury Note/Bond	2.250%	8/15/2046	50,400	34,006
	United States Treasury Note/Bond	2.875%	11/15/2046	13,969	10,575
	United States Treasury Note/Bond	3.000%	2/15/2047	27,998	21,612
	United States Treasury Note/Bond	3.000%	5/15/2047	11,324	8,716
	United States Treasury Note/Bond	2.750%	8/15/2047	38,230	28,014
	United States Treasury Note/Bond	2.750%	11/15/2047	25,290	18,482
	United States Treasury Note/Bond	3.000%	2/15/2048	36,100	27,550
	United States Treasury Note/Bond	3.125%	5/15/2048	30,700	23,916
	United States Treasury Note/Bond	3.000%	8/15/2048	35,333	26,842
	United States Treasury Note/Bond	3.375%	11/15/2048	30,461	24,708
	United States Treasury Note/Bond	3.000%	2/15/2049	40,600	30,712
[1]	United States Treasury Note/Bond	2.875%	5/15/2049	27,761	20,456
	United States Treasury Note/Bond	2.250%	8/15/2049	29,800	19,241
	United States Treasury Note/Bond	2.375%	11/15/2049	31,600	20,905
	United States Treasury Note/Bond	2.000%	2/15/2050	66,661	40,312
	United States Treasury Note/Bond	1.250%	5/15/2050	46,500	23,107
	United States Treasury Note/Bond	1.375%	8/15/2050	50,997	25,995
	United States Treasury Note/Bond	1.625%	11/15/2050	76,012	41,331

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	1.875%	2/15/2051	60,800	35,141
	United States Treasury Note/Bond	2.375%	5/15/2051	66,920	43,537
	United States Treasury Note/Bond	2.000%	8/15/2051	87,200	51,697
	United States Treasury Note/Bond	1.875%	11/15/2051	83,400	47,730
	United States Treasury Note/Bond	2.250%	2/15/2052	69,000	43,279
	United States Treasury Note/Bond	2.875%	5/15/2052	61,000	43,996
	United States Treasury Note/Bond	3.000%	8/15/2052	70,100	51,822
	United States Treasury Note/Bond	4.000%	11/15/2052	26,700	23,863
	United States Treasury Note/Bond	3.625%	2/15/2053	47,100	39,319
[2]	United States Treasury Note/Bond	3.625%	5/15/2053	52,075	43,436
	United States Treasury Note/Bond	4.125%	8/15/2053	44,900	40,973
	United States Treasury Note/Bond	4.750%	11/15/2053	63,150	63,885
	United States Treasury Note/Bond	4.250%	2/15/2054	71,560	66,693
	United States Treasury Note/Bond	4.625%	5/15/2054	49,000	48,600
	United States Treasury Note/Bond	4.250%	8/15/2054	58,100	54,176
	United States Treasury Note/Bond	4.500%	11/15/2054	65,893	64,081
	United States Treasury Note/Bond	4.625%	2/15/2055	59,600	59,160
	United States Treasury Note/Bond	4.750%	5/15/2055	60,000	60,783
	United States Treasury Note/Bond	4.750%	8/15/2055	33,000	33,441
	United States Treasury Strip Coupon	0.000%	5/15/2038	20,000	11,401
	United States Treasury Strip Coupon	0.000%	11/15/2040	20,000	9,874
	United States Treasury Strip Coupon	0.000%	5/15/2041	20,000	9,608
					2,602,145
Agency Bonds and Notes (4.7%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/2038	31,000	17,256
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/2038	14,465	7,941
[3]	Federal National Mortgage Association	0.000%	11/15/2030	49,591	40,773
[3]	Freddie Mac Principal Strips	0.000%	3/15/2031	68,687	55,629
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	19,800	16,823
					138,422
Conventional Mortgage-Backed Securities (3.5%)
[3,4]	Fannie Mae Pool	2.070%	10/1/2040	1,850	1,428
[3,4]	Fannie Mae Pool	2.160%	10/1/2050	2,520	1,861
[3,4]	Fannie Mae Pool	2.260%	10/1/2041	3,340	2,397
[3,4]	Fannie Mae Pool	2.310%	12/1/2050	1,536	1,109
[3,4]	Fannie Mae Pool	2.330%	10/1/2039	1,245	957
[3,4]	Fannie Mae Pool	2.340%	12/1/2050	1,367	1,025
[3,4]	Fannie Mae Pool	2.430%	10/1/2037	1,182	965
[3,4]	Fannie Mae Pool	2.460%	9/1/2051	925	699
[3,4]	Fannie Mae Pool	2.470%	9/1/2051	2,407	1,820
[3,4]	Fannie Mae Pool	2.480%	1/1/2042	3,028	2,408
[3,4]	Fannie Mae Pool	2.510%	10/1/2046	7,948	6,429
[3,4]	Fannie Mae Pool	2.520%	12/1/2041	6,822	5,443
[3,4]	Fannie Mae Pool	2.620%	4/1/2050	1,346	1,037
[3,4]	Fannie Mae Pool	2.930%	4/1/2038	19,243	16,488
[3,4]	Fannie Mae Pool	2.990%	1/1/2040	6,429	5,258
[3,4]	Fannie Mae Pool	3.330%	1/1/2038	3,315	2,892
[3,4]	Fannie Mae Pool	3.450%	5/1/2045	5,435	4,603
[3,4]	Fannie Mae Pool	3.610%	4/1/2039	7,393	6,554
[3,4]	Fannie Mae Pool	3.840%	4/1/2047	1,930	1,769
[3,4]	Fannie Mae Pool	3.990%	3/1/2046	1,651	1,542
[3,4]	Fannie Mae Pool	4.400%	3/1/2040	3,379	3,256
[3,4]	Fannie Mae Pool	4.410%	4/1/2040	2,887	2,784
[3,4]	Freddie Mac Pool	2.160%	5/1/2039	4,362	3,360
[3,4]	Freddie Mac Pool	2.660%	1/1/2043	2,368	1,851
[3,4]	Freddie Mac Pool	3.750%	6/1/2042	3,975	3,543
[3,4]	Freddie Mac Pool	3.800%	5/1/2039–2/1/2041	8,651	7,948
[3,4]	Freddie Mac Pool	4.000%	8/1/2040	5,865	5,444
[3,4]	Freddie Mac Pool	4.750%	1/1/2045	10,000	9,674
					104,544
Nonconventional Mortgage-Backed Securities (2.7%)
[3,4]	Fannie Mae REMICS	2.000%	8/25/2050	37,304	26,257
[3,4]	Fannie Mae REMICS	2.500%	10/25/2055	10,021	6,404
[3,4]	Fannie Mae REMICS	4.000%	8/25/2050	12,107	10,890
[3,4]	Freddie Mac REMICS	2.500%	3/25/2041	7,238	5,708
[4]	Ginnie Mae REMICS	2.000%	5/20/2045	10,323	7,757

			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Ginnie Mae REMICS		3.000%	9/20/2046–12/20/2051	27,488	21,931
						78,947
Total U.S. Government and Agency Obligations (Cost $3,045,983)						2,924,058
					Shares
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[5]	Vanguard Market Liquidity Fund (Cost $5,890)		4.141%		58,906	5,890
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.250% Annually	WFB	3/26/2026	3.250%	9,700	62
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	16,200	388
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.260% Annually	WFB	3/26/2026	3.260%	2,500	7
Total Options Purchased (Cost $605)						457
Total Investments (98.9%) (Cost $3,052,478)						2,930,405
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.6%)
[3,4,6]	UMBS Pool		5.000%	11/13/2055	(42,000)	(41,793)
[3,4,6]	UMBS Pool		5.500%	11/15/2054	(35,600)	(35,970)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $77,602)						(77,763)
Other Assets and Liabilities—Net (3.7%)						110,833
Net Assets (100%)						2,963,475
Cost is in $000.
1	Securities with a value of $3,085 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $8,532 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2025.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.700% Annually	WFB	3/26/2026	2.700%	9,700	(13)

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	13,600	(443)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.810% Annually	WFB	3/26/2026	3.810%	2,500	(52)
Total Options Written (Premiums Received $765)					(508)
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2025	914	190,333	(483)
10-Year U.S. Treasury Note	December 2025	414	46,646	(186)
Ultra Long U.S. Treasury Bond	December 2025	1,610	195,263	2,751
				2,082

Short Futures Contracts
5-Year U.S. Treasury Note	December 2025	(1,104)	(120,569)	686
Long U.S. Treasury Bond	December 2025	(90)	(10,558)	141
Ultra 10-Year U.S. Treasury Note	December 2025	(788)	(91,002)	662
				1,489
				3,571

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
9/30/2027	12/1/2025[1]	85,576	0.000[2]	(3.167)[3]	301	301
9/30/2027	12/1/2025[1]	85,576	0.000[2]	(3.176)[3]	288	288
9/10/2029	9/10/2027[1]	7,700	3.072[3]	(0.000)[2]	(33)	(33)
9/24/2029	9/22/2027[1]	8,600	3.221[3]	(0.000)[2]	(14)	(14)
9/10/2032	9/10/2027[1]	6,500	0.000[2]	(3.349)[3]	52	52
9/22/2032	9/22/2027[1]	7,200	0.000[2]	(3.465)[3]	23	23
10/24/2035	N/A	6,181	0.000[4]	(2.480)[5]	13	13
10/24/2035	N/A	1,374	0.000[4]	(2.472)[5]	4	4
10/24/2035	N/A	1,374	0.000[4]	(2.492)[5]	1	1
10/24/2035	N/A	1,374	0.000[4]	(2.479)[5]	3	3
10/27/2035	N/A	3,439	0.000[4]	(2.505)[5]	(1)	(1)
10/27/2035	N/A	1,375	0.000[4]	(2.502)[5]	—	—
10/30/2035	N/A	2,085	0.000[4]	(2.475)[5]	5	5
9/10/2037	9/10/2027[1]	1,800	3.733[3]	(0.000)[2]	(16)	(16)
9/22/2037	9/22/2027[1]	2,000	3.804[3]	(0.000)[2]	(7)	(7)
10/18/2040	10/18/2030[1]	6,500	0.000[2]	(4.100)[3]	49	49
11/16/2043	12/31/2025[1]	4,750	3.918[3]	(0.000)[2]	(23)	(23)
11/16/2043	12/31/2025[1]	3,500	0.000[2]	(3.868)[3]	39	39
11/16/2043	12/31/2025[1]	3,400	0.000[2]	(3.914)[3]	18	18
11/16/2043	12/31/2025[1]	1,200	3.955[3]	(0.000)[2]	—	—

Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
11/16/2043	12/31/2025[1]	1,100	3.927[3]	(0.000)[2]	(4)	(4)
10/18/2045	10/18/2035[1]	7,200	4.358[3]	(0.000)[2]	(35)	(35)
					663	663
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.
3	Interest payment received/paid annually.
4	Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
5	Interest payment received/paid at maturity.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C.	Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D.	Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
E.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
F.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
G.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,924,058	—	2,924,058
Temporary Cash Investments	5,890	—	—	5,890
Options Purchased	—	457	—	457
Total	5,890	2,924,515	—	2,930,405
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(77,763)	—	(77,763)
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,240	—	—	4,240
Swap Contracts[1]	—	796	—	796
Total	4,240	796	—	5,036
Liabilities
Options Written	—	(508)	—	(508)
Futures Contracts[1]	(669)	—	—	(669)
Swap Contracts[1]	—	(133)	—	(133)
Total	(669)	(641)	—	(1,310)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.